UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2010

                           OMNIAMERICAN BANCORP, INC.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                  001-34605                   27-0983595
           --------                  ---------                   ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)



1320 South University Drive, Suite 900, Fort Worth, Texas             76107
---------------------------------------------------------             -----
                  (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (817) 367-4640
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Incentive Award Plan. On January 26, 2010, OmniAmerican Bancorp, Inc. (the "Company") adopted the OmniAmerican Bank Incentive Award Plan for Senior Executives (the "Plan"). The purpose of the Plan is to advance the interest of OmniAmerican Bank (the "Bank"), the wholly-owned subsidiary of the Company, and the Company's shareholders by rewarding certain officers for the accomplishment of certain corporate and individual performance goals. In addition, in order for any bonuses to be paid under the Plan, the Company must achieve a minimum financial goal for the year (the "Financial Trigger").

Eligibility to participate in the Plan will be limited to executive vice presidents and above who are designated as eligible by either: (i) the compensation committee of the Company (the "Committee") or (ii) the President and Chief Executive Officer, subject to approval by the Committee. For each Plan year, the Committee, with input from the President and Chief Executive Officer, will establish the corporate and individual performance goals, whereby cash bonuses will be paid based on the satisfaction of such goals, provided that the Company meets the Financial Trigger.

Assuming achievement of the Financial Trigger, a participant's annual bonus payment will be determined based on the level of satisfaction of each of the corporate and individual goals. The maximum annual bonus that a participant can receive under the Plan is based on the level of the participant's executive position with the Bank. The President and Chief Executive Officer is eligible to receive a maximum annual bonus payment equal to 45% of his base salary. Other participants will be eligible to receive a maximum annual bonus payment equal to 37.5% (for Senior Executive Vice Presidents) or 30% (for Executive Vice Presidents) of their base salary, respectively.

All annual bonus payments will be paid by no later than March 15th of the year immediately following the Plan year in which the bonus payments were earned. However, the Bank may recover or clawback bonus payments paid to the participants if the payments were based on performances that were subsequently subject to a financial statement restatement or where the performance goals were later determined to have not been achieved, or enhanced due to a manipulation of performance results.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan that is attached hereto as Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired: None

(b)  Pro Forma Financial Information: None

(c)  Shell company transactions: None


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(d) Exhibits:

      Exhibit Number                Description
      --------------                ------------

      Exhibit 10.1                  OmniAmerican Bank Incentive Award Plan for
                                    Senior Executives.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 OmniAmerican Bancorp, Inc.



DATE:  February 1, 2010                     By: /s/ Deborah B. Wilkinson
                                                -------------------------------
                                                Deborah B. Wilkinson
                                                Senior Executive Vice President
                                                 and Chief Financial Officer



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